Exhibit 99.30

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   March, 1998
           Series 1997-12, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %      7.732406
                                                       -------------
       Weighted average maturity                             354.35
                                                       -------------

 A.   Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                 Principal
               Principal Per   Prepayments Per   Interest Per
       Class    Certificate      Certificate      Certificate      Payout Rate
       -----    -----------      -----------      -----------      -----------
       R      $   0.00000000   $   0.00000000  $   0.00000000    %  0.00000000
       PO     $   1.02940123   $   0.15155104  $   0.00000000    %  0.00000000
       A1     $  34.91813971   $  34.05444010  $   5.54620603    %  7.00000000
       A2     $  42.76060580   $  41.70292288  $   5.48171846    %  7.00000000
       A3     $   0.00000000   $   0.00000000  $   5.83333358    %  7.00000000
       A4     $   0.00000000   $   0.00000000  $   5.83333309    %  7.00000000
       A5     $   0.00000000   $   0.00000000  $   5.83333339    %  7.00000000
       A6     $   0.71974262   $   0.70193973  $   5.82498312    %  7.00000000
       S      $   0.00000000   $   0.00000000  $   0.39404374    %  0.49202893
       M      $   0.71974229   $   0.00000000  $   5.82498265    %  7.00000000
       B1     $   0.71974250   $   0.00000000  $   5.82498368    %  7.00000000
       B2     $   0.71974205   $   0.00000000  $   5.82498346    %  7.00000000
       B3     $   0.71974264   $   0.00000000  $   5.82498295    %  7.00000000
       B4     $   0.71974160   $   0.00000000  $   5.82498191    %  7.00000000
       B5     $   0.71974340   $   0.00000000  $   5.82498154    %  7.00000000

       2.      Unanticipated Recoveries:         $                         0.00
                                                         -----------------------

 B.   Accrual Amount
      1.
                        Accrual
      Class             Amount
       N/A             $  N/A

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                 $                   131,030.55
                                                       -------------------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:
                                                 $               603,223,001.68
                                                       -------------------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,990
                                                       -------------------------
      3.
          Beginning Aggregate  Ending Aggregate         Ending
           Class Certificate   Class Certificate   Single Certificate
  Class    Principal Balance   Principal Balance        Balance          Cusip
  -----    -----------------   -----------------        -------          -----
R         $             0.00  $             0.00  $          0.00     36157RCC7
PO        $       362,283.68  $       361,909.96  $        996.87     GEC9712PO
A1        $   294,741,234.34  $   283,916,611.03  $        915.86     36157RBT1
A2        $   141,383,442.53  $   134,950,014.16  $        896.96     36157RBU8
A3        $    16,633,813.00  $    16,633,813.00  $      1,000.00     36157RBV6
A4        $    17,157,119.00  $    17,157,119.00  $      1,000.00     36157RBW4
A5        $    62,129,252.00  $    62,129,252.00  $      1,000.00     36157RBX2
A6        $    61,730,675.80  $    61,686,181.91  $        997.85     36157RBY0

S         $   602,032,797.40  $   584,730,379.71  $        933.41     GEC97012S
M         $     9,017,069.84  $     9,010,570.57  $        997.85     36157RBZ7
B1        $     6,118,725.68  $     6,114,315.46  $        997.85     36157RCA1
B2        $     4,830,572.27  $     4,827,090.52  $        997.85     36157RCB9
B3        $     3,220,383.51  $     3,218,062.34  $        997.85     36157RCD5
B4        $       966,115.05  $       965,418.70  $        997.85     36157RCE3
B5        $     2,254,267.46  $     2,252,642.64  $        997.85     36157RCF0

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

     1.   30-59 days
          Number            19       Principal Balance $          5,245,387.90
                            --------                        ------------------
     2.   60-89 days
          Number            3        Principal Balance $            903,054.12
                            --------                        ------------------
     3.   90 days or more
          Number            0        Principal Balance $                  0.00
                            --------                        ------------------
     4.   In Foreclosure
          Number            0        Principal Balance $                  0.00
                            --------                        ------------------
     5.   Real Estate Owned
          Number            0        Principal Balance $                  0.00
                            --------                        -------------------

     6.   The Scheduled Principal Balance of any Mortgage Loan replaced pursuant
          to the Pooling And Servicing Agreement:      $                  0.00
                                                     --------------------------

E.   Other Information:

       1.   Special Hazard Loss Amount:                $           6,449,997.00
                                                          ----------------------

       2.   Bankruptcy Loss Amount:                    $             243,977.00
                                                          ----------------------

       3.   Fraud Loss Amount:                         $           6,449,997.00
                                                          ----------------------

       4.   Certificate Interest Rate of the Class S
            Certificate:                               %            0.49202893
                                                          ----------------------